Annual Fund Operating Expenses - First Trust Enhanced Short Maturity ETF - First Trust Enhanced Short Maturity ETF	Mar. 01, 2021
Operating Expenses:
Management Fees	0.45%
Distribution and Service (12b-1) Fees	none
Other Expenses	none
Total Annual Fund Operating Expenses	0.45%
Fee Waiver	0.20%	[1],[2],[3]
Net Annual Fund Operating Expenses	0.25%

[1]	Fee Waiver has been restated to reflect the current fiscal year.
[2]	Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust Advisors L.P., the Fund’s investment advisor, the management fees paid to the Fund’s investment advisor will be reduced by the portion of the management fees earned by the Fund’s investment advisor from the Fund for assets invested in other investment companies advised by the Fund’s investment advisor. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon the termination of the Fund’s management agreement with the Fund’s investment advisor, however, it is expected to remain in place for no less than one year from the date of this prospectus.
[3]	Pursuant to two separate contractual agreements, First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive management fees of 0.05% and 0.15% of average daily net assets until March 1, 2022. These waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust, on behalf of the Fund, or by the Fund's investment advisor only after March 1, 2022.